UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): September 1, 2004
                                                    (August 31, 2004)
                                                    ------------------

                   BF ACQUISITION GROUP III, INC.
.......................................................................
     (Exact name of registrant as specified in its charter)

          Florida                 0-26849              65-0913585
.......................................................................
(State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)         File Number)       Identification No.)

  4 Mill Park Ct., Newark, Delaware                           19713
.......................................................................
(Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code: (302) 366-8992


           2501 Turk Boulevard San Francisco, California 94118
.......................................................................
     (Former name or former address, if changed since last report)

Item 2.01. Completion of Acquisition or Disposition of Assets
-------------------------------------------------------------

(a) Pursuant to a Share Exchange Agreement (the "Exchange Agreement") entered into on July 15, 2004, between the registrant, FundraisingDirect.com, Inc., a Delaware corporation ("FRD"); and Mr. Justin DiNorscia and Mrs. Diane DiNorscia (holders of 425,000 shares of FRD), on August 31, 2004, the registrant completed the acquisition of 425,000 shares of FRD, which represents approximately 92% of all of the issued and outstanding shares of capital stock of FRD, from Mr. Justin DiNorscia and Mrs. Diane DiNorscia, in exchange for 3,000,000 shares of the registrant's Series A Preferred Stock ("Series A Preferred Stock"), which is more fully described in Item 5.03 below. The registrant's capitalization now consists of 975,000 shares of common stock outstanding; and 3,000,000 shares of Series A Preferred Stock outstanding, all 3,000,000 of which are held by Mr. Justin DiNorscia and Mrs. Diane DiNorscia. Mr. and Mrs. DiNorscia's collective holdings represent approximately 75.47% of the post-Exchange Agreement outstanding shares of the registrant on a fully diluted basis. Additional information concerning this transaction is contained in the registrant's Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, filed with the Commission on July 14, 2004. Go to www.sec.gov.

(b) FRD was formed on January 7, 1999 as an Internet based fundraising products broker. FRD operates in the $7 billion product fund raising market that provides schools, institutions, athletic leagues and other organizations with affordable products to sell in connection with their organizational fund raising activities. FRD's sales for the year ended December 31, 2003 were $156,219, with a net loss of $(11,635).

(c) Mr. DiNorscia is also a Director, President and Chief Executive officer of Imprints Plus, Inc. a privately held "sister" corporation to FRD, which he founded in 1988. Mr. and Mrs. DiNorscia combined own in excess of 50% of Imprints Plus, Inc. Mr. William R. Colucci, an affiliate shareholder of the registrant and its sole officer and director prior to the closing of the Exchange Agreement, is a consultant to Imprints Plus, Inc., and Mr. David M. Bovi, an affiliate shareholder of the registrant prior to the closing of the Exchange Agreement, is an attorney for Imprints Plus, Inc.

(d) The Series A Preferred Stock consideration amount was arrived at through negotiation between the registrant and Mr. and Mrs.
     DiNorscia.

Item 3.02. Unregistered Sales of Equity Securities
--------------------------------------------------

       Pursuant to the Share Exchange Agreement, on August 31, 2004, the registrant issued 3,000,000 shares of the registrant's Series A Preferred Stock to Mr. Justin DiNorscia and Mrs. Diane DiNorscia in exchange for 425,000 shares of FRD. The terms of the Share Exchange Agreement are more fully described in Item 2.01 above. These persons were the only offerees in connection with this transaction. The registrant relied upon section 4(2) of the Securities Act of 1933, as amended.

       The holders of the shares of the Series A Preferred Stock shall have the right, at their option, to convert shares of the Series A Preferred Stock into shares of the registrant's common stock at any time subsequent to the three-year anniversary of the date of issuance of the shares of the Series A Preferred Stock. The number of shares deliverable upon conversion of one (1) share of the Series A Preferred Stock shall be one (1). The Series A Preferred Stock is more fully described in Item 5.03 below.


Item 3.03. Material Modification to Rights of Security Holders
--------------------------------------------------------------

       As a result of the closing of the Exchange Agreement on August 31, 2004, the registrant issued 3,000,000 shares of its Series A Preferred Stock to Mr. Justin DiNorscia and Mrs. Diane DiNorscia. The Series A Preferred Stock (i) has liquidation preferences over the registrant's common stock, (ii) is entitled to vote two (2) common stock votes for each share of Series A Preferred Stock on all common stock matters, and is convertible into common stock on a 1:1 basis. All of the preferences, limitations, and relative rights of the Series A Preferred Stock are more fully described in Item 5.03 below.

Item 5.01. Changes in Control of Registrant
-------------------------------------------

	As a result of the closing of the Exchange Agreement on August 31, 2004, a change in control of the registrant occurred. The registrant's capitalization now consists of 975,000 shares of common stock outstanding; and 3,000,000 shares of Series A Preferred Stock outstanding, all 3,000,000 of which are held by Mr. Justin DiNorscia and Mrs. Diane DiNorscia. Mr. and Mrs. DiNorscia's collective holdings represent (i) approximately 86% of the post-Exchange Agreement voting shares of the registrant; and (ii) approximately 75.47% of the post-Exchange Agreement outstanding shares of the registrant on a fully diluted basis.

	Additionally, as a result of the closing of the Exchange Agreement, the registrant's board of directors agreed to elect Mr. Justin DiNorscia and Mr. Joseph T. Drennan to its board of directors. Mr. William R. Colucci, previously the registrant's sole officer and director, agreed to continue to serve on its board of directors and as its interim chief financial officer; but he resigned as the registrant's president. The registrant's board of directors now consists of Mr. Justin DiNorscia, Mr. Joseph T. Drennan and Mr. William R. Colucci. The registrant's executive officers are Mr. Justin DiNorscia, who serves as its president and secretary; and Mr. William
R. Colucci, who serves as its interim chief financial officer. Mr. DiNorscia also serves as FRD's sole member of its board of directors, and as its president and secretary; and Mr. Colucci serves as FRD's interim chief financial officer. Additional information concerning these new directors is contained in Item 5.02 below.

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.
--------------------------------------------------------------------

	As a result of the closing of the Exchange Agreement on August 31, 2004, the registrant's board of directors agreed to elect Mr. Justin DiNorscia and Mr. Joseph T. Drennan to its board of directors. Mr. William R. Colucci, previously the registrant's sole officer and director, agreed to continue to serve on its board of directors and as its interim chief financial officer; but he resigned as the registrant's president. The registrant's board of directors now consists of Mr. Justin DiNorscia, Mr. Joseph T. Drennan and Mr. William R. Colucci, each of who are now members of the registrant's audit committee. The registrant's executive officers are Mr. Justin DiNorscia, who serves as its president and secretary; and Mr. William
R. Colucci, who serves as its interim chief financial officer. Mr. DiNorscia also serves as FRD's sole member of its board of directors, and as its president and secretary; and Mr. Colucci serves as FRD's interim chief financial officer. There are no employment terms, either written or oral, between the registrant and any of the above-described persons.

	The following table sets forth the full name, present principal occupation or employment, five year employment history and certain other information concerning the Designees:


Name                            Age          Position
------------------------------------------------------------------------

Justin DiNorscia                51           President, Director

William R. Colucci              65           Director, Interim Chief
                                             Financial Officer

Joseph T. Drennan               59           Director

       Mr. DiNorscia will serve as president, treasurer, secretary and a director of the registrant. He is currently the president and a director of FRD. Mr. DiNorscia is also director, president and chief executive officer of Imprints Plus, Inc. a privately held "sister" corporation to FRD, which he founded in 1988. FRD and Imprints Plus, Inc. operate in the $7 billion product fund raising market. They provide schools, institutions, athletic leagues and other organizations with affordable products to sell in connection with their organizational fund raising activities. After graduating from the University of Delaware as a teacher and athletic coach, Mr. DiNorscia began his career at a private high school in Wilmington, Delaware. In 1975, he joined NASCO, Inc., a national product fund raising company based in Nashville, Tennessee. After receiving the outstanding award of "Rookie of the Year" with sales in his territory exceeding any representative in the seventeen-year history of NASCO, he was quickly made an Area Manager covering the states of Maryland, Delaware, Pennsylvania, and New Jersey. In 1977, just two short years after joining NASCO, he was promoted to Regional Manager of the entire Northeast portion of the United States. As both area and regional manager, he was responsible for recruiting, hiring and training all independent representatives and area managers. Just a few years later, Mr. DiNorscia became a Divisional Manager responsible for overseeing a national management team and sales force. Subsequently, he was promoted to a Senior Vice President level in charge of all nationwide sales where he remained until 1988. Diane DiNorscia is Justin DiNorscia's wife.

       The registrant anticipates that it will reorganize with Imprints Plus, Inc. in the near future pursuant to a registered offering. Mr. and Mrs. DiNorscia combined own in excess of 50% of Imprints Plus, Inc. No final terms of this reorganization plan with Imprints Plus, Inc. have been negotiated or determined, and we cannot assure you that this reorganization transaction will occur at all. Non-management shareholders of the registrant will not have the opportunity to evaluate any financial or other information in connection with this transaction or otherwise have any control over the decision making relating to such.

       Mr. Colucci has served as a director, president, secretary and treasurer of the registrant since its inception in April 1999. Mr. Colucci is also presently a private business consultant who provides investment banking and business consulting services. Additionally, Mr. Colucci is an officer and director of BF Acquisition Group II, Inc., BF Acquisition Group IV, Inc., and BF Acquisition Group V, Inc. From September 1997 to December 1999, Mr. Colucci served as a director of Net Lnnx, Inc., a publicly traded corporation, which, in March 1999, reorganized with PrintOnTheNet.Com, Inc. a company that provided printing services on the Internet via e-commerce. Prior to this reorganization, Net Lnnx, Inc. served as a "shell" corporation. From June 1996 to May 1997, Mr. Colucci served as Chief Operating Officer and SEC Compliance officer for Physicians Laser Services, Inc., a publicly traded corporation traded in the over-the-counter trading market. From April 1991 to May 1996, Mr. Colucci served as a senior partner of Decision Dynamics, Inc., a private business and real estate consulting firm. Prior to this, Mr. Colucci has served in senior management positions, including president and CEO of various companies. These companies included Bandak Corporation, a privately held jewelry and manufacturing company, Inmont Corporation, a publicly traded, billion dollar a year, chemical and paint manufacturing division of United Technologies, Inc., which is traded on the New York Stock Exchange, and Butcher & Sherrerd, a privately held securities brokerage firm based in Philadelphia, Pennsylvania. Mr Colucci received his Bachelor of Science Degree in Economics from St. Joseph's University in Philadelphia in 1964 and has successfully completed advanced courses of study at Stanford University's Graduate School of Business for executives of emerging growth companies.

       Mr. Drennan will serve as a director of the registrant. Mr. Drennan is also currently a director of United Bancshares, Inc. He is currently a founding member of Mulberry Consulting Group, LLC, where he has served as a managing consultant since 2001. From 1997 to 2001, Mr. Drennan served as vice president of Core Tech Consulting Group, Inc., an information technology consulting company. Mr. Drennan graduated from St. Joseph's University, Philadelphia, Pennsylvania in 1966 with a Bachelor Degree of Arts in English.

Item  5.03. Amendments to Articles of Incorporation or Bylaws; Change
            in Fiscal Year.
---------------------------------------------------------------------

(a) On July 16, 2004, the registrant amended its Articles of Incorporation whereby it assigned certain preferences, limitations and relative rights to certain of its shares of preferred stock. The amendment to the articles of incorporation were adopted and approved by the board of directors on July 12, 2004. Shareholder approval was not required. The board of directors is authorized to provide for the issuance of 5,000,000 shares of preferred stock in classes and series and, by filing the appropriate articles of amendment with the Secretary of State of Florida, is authorized to establish the number of shares to be included in each class and series and the preferences, limitations, and relative rights of each class and series.

      Of these 5,000,000 shares of preferred stock, 3,000,000 shares are designated as Series A Preferred Stock. The stated value of each share of the Series A Preferred Stock is $0.50 par value, and the shares of Series A Preferred Stock have the following preferences, limitations and relative rights:

      A. The shares of the Series A Preferred Stock have identical voting rights and powers as common stock, except that each share of the Series A Preferred Stock is entitled to vote two (2) common stock votes per share of Series A Preferred Stock on all matters that holders of common stock are entitled to vote on, without provision for cumulative voting. Each share of the Series A Preferred Stock is entitled to vote one (1) vote per share on all matters relating to matters concerning the Series A Preferred Stock, without provision for cumulative voting.

      B. The holders of the shares of the Series A Preferred Stock shall have the right, at their option, to convert shares of the Series A Preferred Stock into shares of the registrant's common stock at any time subsequent to the three-year anniversary of the date of issuance of the shares of the Series A Preferred Stock. The shares of the Series A Preferred Stock, upon surrender, shall be convertible at the office of any transfer agent for the registrant's common stock into fully paid and non-assessable shares of the registrant's common stock. The number of shares deliverable upon conversion of one (1) share of the Series A Preferred Stock shall be one (1).

      C. In the event of any liquidation, dissolution or winding up of the registrant, whether voluntarily or involuntarily, the holders of shares of the Series A Preferred Stock shall be entitled to be paid in full, the par value of their shares before any amount shall be paid to the holders of shares of any class of the registrant's common stock. Subsequently, the holders of shares of the Series A shall have identical rights and preferences as the holders of shares of any class of the registrant's common stock, except that each share of the Series A Preferred Stock shall be entitled to receive and to be paid out of the assets of the registrant available for distribution to its shareholders the ratable amount equal to the number of shares of common stock into which such share of the Series A Preferred Stock is convertible.

(b) Upon the closing of the acquisition as described in the Exchange Agreement, FRD became a 92% majority-owned subsidiary of the registrant, and the registrant's April 30 fiscal year end was changed to FRD's December 31 fiscal year. This is because for accounting purposes, the acquisition transaction is accounted for as a reverse-acquisition, whereby FRD was deemed to have purchased the registrant; and because the acquisition will be accounted for as a purchase of the registrant, the historical financial statements of FRD are now the historical financial statements of the registrant.

Item 8.01.  Other Events.
------------------------

	Effective August 31, 2004, the registrant changed its principal offices from 2501 Turk Boulevard, San Francisco, California 94118 to 4 Mill Park Ct., Newark, Delaware 19713, which is FRD's principal office address.


Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

(a)   Financial statements of businesses acquired.

      Unaudited Financial Statements of FRD dated December 31, 2003 are attached hereto as Appendix A. All other financial statements required to be filed under this Item 9.01 will be filed by amendment not later than 71 calendar days after date that the initial report on this Form 8-K was required to be filed.

(b)   Pro forma financial information.

      To be filed by amendment not later than 71 calendar days after date that the initial report on this Form 8-K was required to be filed.

(c)   Exhibits.

2.1	Share Exchange Agreement
3.1	Certified Articles of Incorporation, as Amended


                             SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group III, Inc.


By:/s/ Justin DiNorscia
   -----------------------------
   Justin DiNorscia, President

Dated September 1, 2004

                              Appendix A
       Financial Statements of FRD dated December 31, 2003.

                      FUND RAISING DIRECT.COM, INC.

                             BALANCE SHEET

                           December 31, 2003


                         ASSETS
                         ------
CURRENT ASSETS
  Cash                                                     $      576
  Accounts receivable                                           7,191
  Due from officer                                                900
                                                           ----------
        TOTAL CURRENT ASSETS                               $    8,667
                                                           ==========
                      LIABILITIES
                      -----------

CURRENT LIABILITIES
  Accounts payable                                         $    7,135
  Due to affiliate                                            172,346
                                                           ----------
        TOTAL CURRENT LIABILITIES                             179,481
                                                           ----------

               STOCKHOLDERS' DEFICIENCY
               ------------------------

CAPITAL CONTRIBUTED
  Common stock, $.01 par value, 20,000,000 shares
    authorized; 512,500 shares issued and outstanding           5,125
  Additional paid-in capital                                   25,775
                                                           ----------
        TOTAL CAPITAL CONTRIBUTED                              30,900

RETAINED EARNINGS (DEFICIT)                                  (201,714)
                                                           ----------

        TOTAL STOCKHOLDERS' DEFICIENCY                       (170,814)
                                                           ----------

        TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY     $    8,667
                                                           ==========












                     See Notes to Financial Statements

                      FUND RAISING DIRECT.COM, INC.

        STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                      Year Ended December 31, 2003



NET SALES                                                  $  156,219

COST OF SALES                                                  97,696
                                                           ----------

          GROSS PROFIT                                         58,523

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                   70,158
                                                           ----------

          NET LOSS                                            (11,635)

RETAINED EARNINGS (DEFICIT) -
      BEGINNING OF YEAR                                      (190,079)
                                                           ----------

        TOTAL RETAINED EARNINGS (DEFICIT)                  $ (201,714)
                                                           ==========


















                      See Notes to Financial Statements

                       FUND RAISING DIRECT.COM, INC.

                         STATEMENT OF CASH FLOWS

                        Year Ended December 31, 2003



CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 $  (11,635)
  Adjustments to reconcile net loss to net
    cash flows from operating activities
      Decrease in operating assets
      Accounts receivable                                      12,844
      Decrease in operating liabilities
      Accounts payable                                         (4,863)
                                                           ----------
           NET CASH FLOWS FROM OPERATING ACTIVITIES            (3,654)

CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase in amount due to affiliate                       3,769
                                                           ----------

           NET INCREASE IN CASH                                   115

           CASH, BEGINNING OF YEAR                                461
                                                           ----------

           CASH, END OF YEAR                               $      576
                                                           ==========























                     See Notes to Financial Statements

                      FUND RAISING DIRECT.COM, INC.

                      NOTES TO FINANCIAL STATEMENTS


(1)	Summary of significant accounting policies
        ------------------------------------------

	Nature of business - Fund Raising Direct.com, Inc. (the
        ------------------
"Company") was incorporated in 1999 under the laws of the State of Delaware. The Company is engaged in the sales and distribution of fund-raising products to customers which are principally nonprofit organizations.

	Use of estimates - The preparation of financial statements in
        ----------------
conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	Cash equivalents - For the purposes of the statement of cash
        ----------------
flows, the Company considers all highly liquid instruments with maturities of three months or less at the time of purchase to be cash equivalents.

	The Company maintains substantially all of its cash at one bank. Total cash balances are insured by the FDIC up to $100,000 per financial institution. At times throughout the year, the Company may maintain certain bank account balances in excess of the FDIC insured limits. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant credit risk in these accounts.

        Revenue recognition - The Company recognizes net sales and
        -------------------
the related cost of sales at the time the products are shipped to customers.

        The Company's product costs include amounts for shipping and handling, therefore, it charges its customers shipping and handling fees at the time the products are shipped or when its services are performed. The cost of shipping products to the customer is recognized at the time products are shipped to the customer and is included in cost of sales and in selling, general and administrative expenses. The costs of shipping and handling included in selling, general and administrative expenses are approximately $10,500 for the year ended December 31, 2003.

	Income taxes - The Company computes its income taxes under the
        ------------
liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under the liability method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

        Advertising costs - The Company reports the costs of advertising
        -----------------
as an expense when costs are incurred.


(2)	Related party transactions
        --------------------------

	The Company purchases products from a company related by common ownership. During the year ended December 31, 2003, total purchases from this related entity were $61,711.

      	The Company also allocates certain of its operating expenses from this entity. During the year ended December 31, 2003, total expenses allocated from this entity were $53,490.

      	As of December 31, 2003, the Company has advances payable to this entity in the amount of $172,346. The advances are non-interest bearing with no specified repayment terms.

                     FUND RAISING DIRECT.COM, INC.

                     NOTES TO FINANCIAL STATEMENTS


(3)	Income Taxes
        ------------

	As of December 31, 2003, the Company has net operating loss carryforwards of approximately $200,000, expiring through the year ending December 31, 2023. This amount can be used to offset future taxable income of the Company.

	The components of deferred tax assets as of December 31, 2003, are as follows:

	Deferred tax assets
          Net operating loss carryforward           $  60,000

            Valuation allowance                       (60,000)
                                                    ---------
            Total                                   $     -
                                                    =========

        In accordance with SFAS No. 109 "Accounting for Income Taxes," valuation allowances are provided against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Management has evaluated the realizability of the deferred tax assets recorded and has determined that a valuation allowance of $60,000 is required as of December 31, 2003.

	The timing and manner in which the Company can utilize operating loss carryforwards in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations. Such limitation may have an impact on the ultimate realization of its carryforwards and future tax deductions.

(4)     Subsequent events
        -----------------

        On April 28, 2004, certain stockholders of the Company contributed $130,000 to the Company as additional paid-in capital. On April 29, 2004, these funds were used as a partial payment of the amount due to affiliate.